UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2012

BOSTON PROPERTIES, INC.

(Exact Name of Registrant As Specified in Charter)

Delaware	1-13087	04-2473675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199

(Address of Principal Executive Offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information in this Item 2.02 - “Results of Operations and Financial Condition” is being furnished. Such information, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On May 1, 2012, Boston Properties, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2012. That press release referred to certain supplemental information that is available on the Company’s website. The text of the supplemental information and the press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 8.01.	Other Events.

Selected financial results and related information of the Company for the three months ended March 31, 2012 are filed as Exhibit 99.3 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

*99.1	Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended March 31, 2012.

*99.2	Press release dated May 1, 2012.

*99.3	Selected financial and related information of the Company for the three months ended March 31, 2012.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

Date: May 1, 2012	By:	/s/ Michael E. LaBelle
Michael E. LaBelle
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Boston Properties, Inc. Supplemental Operating and Financial Data for the quarter ended March 31, 2012.

*99.2	Press release dated May 1, 2012.

*99.3	Selected financial and related information of the Company for the three months ended March 31, 2012.

*	Filed herewith.